                                   EXHIBIT 16
                           POWERS OF ATTORNEY FOR ATSF

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER his true and lawful attorney and agent in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and
(d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of said attorney and agent hereunder.


                                    /s/ Brian C. Scott
                                    --------------------------------------------
                                    Brian C. Scott
                                    President and Chief Executive Officer

                                    Date:  January 15, 2003
                                          --------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Peter R. Brown
                                    --------------------------------------------
                                    Peter R. Brown
                                    Director and Vice Chairman

                                    Date:  August 21, 2002
                                    --------------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Daniel Calabria
                                    --------------------------------------------
                                    Daniel Calabria
                                    Director

                                    Date:  September 2, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Janice B. Case
                                    --------------------------------------------
                                    Janice B. Case
                                    Director

                                    Date:  September 2, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Charles C. Harris
                                    --------------------------------------------
                                    Charles C. Harris
                                    Director

                                    Date:  September 29, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Leo J. Hill
                                    --------------------------------------------
                                    Leo J. Hill
                                    Director

                                    Date:  September 4, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ John R. Kenney
                                    --------------------------------------------
                                    John R. Kenney
                                    Director and Chairman

                                    Date:  September 9, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Larry Norman
                                    --------------------------------------------
                                    Larry N. Norman
                                    Director

                                    Date:  September 9, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ William W. Short, Jr.
                                    --------------------------------------------
                                    William W. Short, Jr.
                                    Director

                                    Date:  September 1, 2002
                                           -------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute amend and withdraw documents of every kind, and to take other action or whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                    /s/ Russell A. Kimball, Jr.
                                    --------------------------------------------
                                    Russell A. Kimball, Jr.
                                    Director

                                    Date:  September 7, 2002
                                           -------------------------------------